Exhibit 99.2

Investor Contact	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Helen M. Wilson
Phone: (441) 299-9283
Fax: (441) 292-8675 email: investorrelations@acegroup.com	Cautionary Statement Regarding Forward-Looking Statements:
Any forward-looking statements made in this financial supplement reflect ACE’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business	4 - 5

III.	Segment Results
	- Insurance - North American	6
	- Insurance - Overseas General	7
	- Global Reinsurance	8
	- Life	9

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	10
	- Reinsurance Recoverable Analysis	11
	- Investment Portfolio	12 - 17
	- Net Realized and Unrealized Gains (Losses)	18
	- Capital Structure	19
	- Computation of Basic and Diluted Earnings Per Share	20

V.	Other Disclosures
	- Non-GAAP Financial Measures	21 - 22
	- Book Value and Book Value per Common Share	23
	- Glossary	24

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data, and ratios) (Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended June 30		% Change 2Q-12 vs.	Constant $	% Change 2Q-12 vs.	Six months ended June 30		% Change YTD-12 vs.	Constant $	% Change YTD-12 vs.
	2012	2011	2Q-11	2011 (2)	2Q-11 (2)	2012	2011	YTD-11	2011 (2)	YTD-11 (2)
Gross premiums written	$5,653	$5,423	4.2%	$5,336	5.9%	$10,440	$10,067	3.7%	$9,955	4.9%

Net premiums written	$4,130	$3,953	4.5%	$3,879	6.5%	$7,702	$7,399	4.1%	$7,300	5.5%

Net premiums earned	$3,783	$3,757	0.7%	$3,675	2.9%	$7,164	$7,066	1.4%	$6,962	2.9%

Net investment income	$537	$569	-5.5%			$1,081	$1,113	-2.8%

Net income	$328	$594	-44.7%			$1,301	$844	54.0%

Income excluding net realized gains (losses) (1)	$743	$673	10.3%			$1,444	$932	54.7%

Comprehensive income	$457	$801	-42.9%			$1,728	$1,239	39.5%

Operating cash flow	$811	$1,060				$1,383	$2,063

P&C combined ratio
Loss and loss expense ratio	59.5%	63.1%				58.3%	68.1%
Underwriting and administrative expense ratio	29.2%	29.6%				30.6%	30.4%

Combined ratio	88.7%	92.7%				88.9%	98.5%
Annualized return on equity (ROE) calculated using income excluding net realized gains (losses) (1)	12.6%	12.2%				12.5%	8.5%
Annualized ROE calculated using net income	5.1%	10.1%				10.4%	7.2%

Effective tax rate on income excluding net realized gains (losses) (1)	14.6%	14.4%				13.8%	18.4%
Effective tax rate	31.0%	16.9%				16.6%	20.4%

Diluted earnings per share

Income excluding net realized gains (losses) (1)	$2.17	$1.97	10.2%			$4.22	$2.74	54.0%

Net income	$0.96	$1.74	-44.8%			$3.80	$2.48	53.2%

Book value per common share (1)						$75.98	$70.88	7.2%
Tangible book value per common share (1)						$61.75	$56.60	9.1%

Weighted average basic common shares outstanding	339.8	338.9				339.2	338.0
Weighted average diluted common shares outstanding	342.7	341.7				342.2	340.6

Debt/total capitalization						15.4%	16.4%

(1)	See Non-GAAP Financial Measures.
(2)	Prior periods on a constant dollar basis.

Adoption of New Accounting Pronouncement:

Shareholders’ equity and book value per common share at December 31, 2011 and June 30, 2011 and annualized ROE percentages for the three and six months ended June 30, 2011 have been retrospectively adjusted to reflect the adoption of new guidance issued by the Financial Accounting Standards Board related to the accounting for costs associated with acquiring or renewing insurance contracts. The adoption of this guidance decreased shareholders’ equity by $181 million as of December 31, 2011. The effect of the adoption of the new guidance on net income for the three and six months ended June 30, 2011 was a decrease of $12 million and $22 million, respectively.

Financial Highlights	Page 1

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

ACE Limited Consolidated	2Q-12	1Q-12	4Q-11	3Q-11	2Q-11	YTD 2012	YTD 2011	Full Year 2011
Consolidated Results Excluding Life Segment
Gross premiums written	$5,140	$4,275	$4,344	$5,391	$4,910	$9,415	$9,106	$18,841
Net premiums written	3,644	3,084	3,134	3,855	3,460	6,728	6,470	13,459
Net premiums earned	3,309	2,908	3,361	4,010	3,273	6,217	6,157	13,528
Losses and loss expenses	1,968	1,656	2,132	2,603	2,067	3,624	4,192	8,927
Policy acquisition costs	531	506	546	577	527	1,037	1,010	2,133
Administrative expenses	436	432	447	439	440	868	865	1,751

Underwriting income excluding Life segment (1)	374	314	236	391	239	688	90	717
Life underwriting income excluding investment income and gains (losses) from fair value changes in separate account assets (2)	55	24	27	82	54	79	100	209
Net investment income	537	544	565	564	569	1,081	1,113	2,242
Net realized gains (losses)	(394)	260	83	(760)	(73)	(134)	(118)	(795)
Interest expense	62	62	63	62	62	124	125	250
Other income (expense): (2)
Gains (losses) from fair value changes in separate account assets	(14)	18	3	(39)	—	4	—	(36)
Other	(20)	(15)	4	(50)	(12)	(35)	1	(45)
Income tax expense	148	110	120	165	121	258	217	502

Net income (loss)	328	973	735	(39)	594	1,301	844	1,540

Net realized gains (losses)	(394)	260	83	(760)	(73)	(134)	(118)	(795)
Net realized gains (losses) in other income (expense) (3)	1	18	16	(28)	2	19	36	24
Tax expense on net realized gains (losses)	22	6	12	2	8	28	6	20

Income excluding net realized gains (losses) (1)	$743	$701	$648	$751	$673	$1,444	$932	$2,331

% Change versus prior year period (4)
Net premiums written as reported	5.3%	2.5%	4.9%	33.0%	15.0%	4.0%	4.8%	11.6%
Net premiums earned as reported	1.1%	0.8%	6.4%	33.1%	15.9%	1.0%	8.0%	13.9%
Net premiums written constant $	7.4%					5.4%
Net premiums earned constant $	3.4%					2.5%
Other ratios
Net premiums written/gross premiums written	71%	72%	72%	72%	70%	71%	71%	71%
Effective tax rate on income excluding net realized gains (losses) (1)	14.6%	13.0%	14.4%	17.7%	14.4%	13.8%	18.4%	17.1%

P&C combined ratio (4)
Loss and loss expense ratio	59.5%	56.9%	63.4%	64.9%	63.1%	58.3%	68.1%	66.0%
Policy acquisition cost ratio	16.1%	17.4%	16.3%	14.4%	16.1%	16.7%	16.3%	15.8%
Administrative expense ratio	13.1%	14.9%	13.3%	10.9%	13.5%	13.9%	14.1%	12.9%

Combined ratio	88.7%	89.2%	93.0%	90.2%	92.7%	88.9%	98.5%	94.7%

P&C expense ratio	29.2%	32.3%	29.6%	25.3%	29.6%	30.6%	30.4%	28.7%
P&C expense ratio excluding A&H	25.3%	28.4%	25.5%	21.0%	25.1%	26.8%	26.2%	24.7%
Large losses and other items (before tax) (4)
Reinstatement premiums (expensed) collected	$—	$—	$—	$26	$8	$—	$(66)	$(40)
Catastrophe losses	$55	$19	$155	$147	$142	$74	$557	$859
Prior period development (PPD) - unfavorable (favorable) (5)	$(113)	$(93)	$(123)	$(194)	$(146)	$(206)	$(239)	$(556)
Loss and loss expense ratio excluding catastrophe losses and PPD (1) (5)	61.2%	59.5%	62.5%	66.7%	63.4%	60.4%	62.3%	63.6%

(1)	See Non-GAAP Financial Measures.
(2)	Gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP are reclassified from Other income (expense) for purposes of presenting Life underwriting income.
(3)	Net realized investment and derivative losses related to unconsolidated entities.
(4)	Presented excluding the Life segment. This is a non-GAAP measure.
(5)	For Q3 2011, favorable prior period development is net of $26 million of net earned premium adjustments on loss sensitive policies.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data) (Unaudited)

	June 30 2012	March 31 2012	December 31 2011
Assets
Fixed maturities available for sale, at fair value	$44,386	$43,468	$41,967
Fixed maturities held to maturity, at amortized cost	7,782	8,117	8,447
Equity securities, at fair value	729	679	647
Short-term investments, at fair value	2,260	2,099	2,301
Other investments	2,524	2,429	2,314

Total investments	57,681	56,792	55,676

Cash	617	715	614
Securities lending collateral	2,247	2,204	1,375
Insurance and reinsurance balances receivable	4,985	4,487	4,387
Reinsurance recoverable on losses and loss expenses	11,752	12,057	12,389
Deferred policy acquisition costs	1,710	1,649	1,548
Value of business acquired	637	669	676
Prepaid reinsurance premiums	1,775	1,643	1,541
Goodwill and other intangible assets	4,826	4,860	4,799
Deferred tax assets	557	568	673
Investments in partially-owned insurance companies	339	346	352
Other assets	3,575	3,759	3,291

Total assets	$90,701	$89,749	$87,321

Liabilities
Unpaid losses and loss expenses	$36,850	$37,247	$37,477
Unearned premiums	7,044	6,664	6,334
Future policy benefits	4,436	4,358	4,274
Insurance and reinsurance balances payable	3,490	3,454	3,542
Securities lending payable	2,253	2,211	1,385
Payable for securities purchased	692	569	287
Accounts payable, accrued expenses, and other liabilities	5,104	4,615	4,770
Short-term debt	1,401	1,531	1,251
Long-term debt	3,360	3,360	3,360
Trust preferred securities	309	309	309

Total liabilities	64,939	64,318	62,989

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	23,424	23,222	22,421
Accumulated other comprehensive income (AOCI)	2,338	2,209	1,911

Total shareholders’ equity	25,762	25,431	24,332

Total liabilities and shareholders’ equity	$90,701	$89,749	$87,321

Book value per common share (1)	$75.98	$75.09	$72.22
% change over prior quarter	1.2%	4.0%	3.0%
Tangible book value per common share (1)	$61.75	$60.74	$57.97
% change over prior quarter	1.7%	4.8%	3.7%

(1)	See Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	2Q-12	% of Total Consolidated	2Q-11	% of Total Consolidated	% Change 2Q-12 vs. 2Q-11	YTD 2012	% of Total Consolidated	YTD 2011	% of Total Consolidated	% Change YTD-12 vs. YTD-11
Net premiums written
Property and all other	$1,227	30%	$1,092	28%	12.4%	$2,339	30%	$2,053	28%	13.9%
Agriculture	492	12%	495	13%	-0.5%	611	8%	613	8%	-0.2%
Casualty	1,286	31%	1,240	31%	3.7%	2,500	33%	2,547	34%	-1.8%

Subtotal	3,005	73%	2,827	72%	6.3%	5,450	71%	5,213	70%	4.5%
Personal accident (A&H) (1)	883	21%	882	22%	0.1%	1,765	23%	1,754	24%	0.6%
Life	242	6%	244	6%	-0.8%	487	6%	432	6%	12.7%

Total consolidated	$4,130	100%	$3,953	100%	4.5%	$7,702	100%	$7,399	100%	4.1%

Net premiums earned
Property and all other	$1,013	27%	$940	25%	7.8%	$1,983	28%	$1,775	25%	11.7%
Agriculture	384	10%	356	10%	7.8%	443	6%	434	6%	2.1%
Casualty	1,289	34%	1,352	36%	-4.7%	2,559	36%	2,732	39%	-6.3%

Subtotal	2,686	71%	2,648	71%	1.4%	4,985	70%	4,941	70%	0.5%
Personal accident (A&H) (1)	871	23%	878	23%	-0.8%	1,723	24%	1,715	24%	0.5%
Life	226	6%	231	6%	-2.2%	456	6%	410	6%	11.2%

Total consolidated	$3,783	100%	$3,757	100%	0.7%	$7,164	100%	$7,066	100%	1.4%

Income excluding net realized gains (losses)

Property, casualty, and all other	$555	75%	$498	74%	11.4%	$1,071	74%	$606	65%	76.7%
Agriculture	30	4%	14	2%	116.9%	55	4%	25	3%	120.0%
Personal accident (A&H) (1)	121	16%	119	18%	3.0%	240	17%	227	24%	6.4%
Life	37	5%	42	6%	-11.9%	78	5%	74	8%	5.4%

Total consolidated	$743	100%	$673	100%	10.2%	$1,444	100%	$932	100%	54.7%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Life and Insurance-Overseas General segments, respectively, are included in the Personal Accident (A&H) line items above.

Line of Business	Page 4

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business, Adjusted for Foreign Exchange (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated Constant Dollar

	2Q-12	Constant $ 2Q-11 (2)	Constant $ % Change 2Q-12 vs. 2Q-11 (2)	YTD 2012	Constant $ YTD 2011 (2)	Constant $ % Change YTD-12 vs. YTD-11 (2)
Net premiums written
Property, casualty, agriculture, and all other	$3,005	$2,788	7.8%	$5,450	$5,159	5.6%
Personal accident (A&H) (1)	883	854	3.5%	1,765	1,718	2.7%
Life	242	237	2.1%	487	423	15.1%

Total consolidated	$4,130	$3,879	6.5%	$7,702	$7,300	5.5%

Net premiums earned
Property, casualty, agriculture, and all other	$2,686	$2,602	3.2%	$4,985	$4,883	2.1%
Personal accident (A&H) (1)	871	848	2.7%	1,723	1,677	2.7%
Life	226	226	0.0%	456	402	13.4%

Total consolidated	$3,783	$3,676	2.9%	$7,164	$6,962	2.9%

Income excluding net realized gains (losses)
Property, casualty, agriculture, and all other	$585	$508	15.2%	$1,126	$614	83.4%
Personal accident (A&H) (1)	121	113	6.6%	240	221	8.3%
Life	37	43	-14.0%	78	74	5.4%

Total consolidated	$743	$664	12.0%	$1,444	$909	58.8%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Life and Insurance-Overseas General segments, respectively, are included in the Personal Accident (A&H) line items above.
(2)	Prior periods on a constant dollar basis.

Line of Business 2	Page 5

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance - North American

	2Q-12	1Q-12	4Q-11	3Q-11	2Q-11	YTD 2012	YTD 2011	Full Year 2011
Gross premiums written	$2,856	$2,012	$2,394	$3,294	$2,714	$4,868	$4,672	$10,360
Net premiums written	1,860	1,293	1,624	2,207	1,735	3,153	3,020	6,851
Net premiums earned	1,652	1,287	1,662	2,299	1,604	2,939	2,950	6,911
Losses and loss expenses	1,163	849	1,211	1,838	1,233	2,012	2,227	5,276
Policy acquisition costs	157	127	157	174	145	284	281	612
Administrative expenses	153	147	144	153	147	300	295	592

Underwriting income	179	164	150	134	79	343	147	431

Net investment income	271	274	284	291	300	545	595	1,170
Net realized gains (losses)	18	(1)	26	(2)	21	17	10	34
Interest expense	3	3	4	4	3	6	7	15
Other income (expense)	(10)	1	3	(21)	(3)	(9)	13	(5)
Income tax expense	107	91	91	120	95	198	184	395

Net income	348	344	368	278	299	692	574	1,220

Net realized gains (losses)	18	(1)	26	(2)	21	17	10	34
Net realized gains (losses) in other income (expense)	5	15	10	(9)	3	20	27	28
Tax expense on net realized gains (losses)	10	4	10	1	7	14	8	19

Income excluding net realized gains (losses) (1)	$335	$334	$342	$290	$282	$669	$545	$1,177

Combined ratio
Loss and loss expense ratio	70.4%	66.0%	72.8%	80.0%	76.9%	68.5%	75.5%	76.3%
Policy acquisition cost ratio	9.5%	9.9%	9.5%	7.6%	9.0%	9.7%	9.5%	8.9%
Administrative expense ratio	9.3%	11.4%	8.7%	6.6%	9.2%	10.1%	10.0%	8.6%

Combined ratio	89.2%	87.3%	91.0%	94.2%	95.1%	88.3%	95.0%	93.8%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$—	$—	$7	$—	$—	$(12)	$(5)
Catastrophe losses	$49	$16	$42	$119	$110	$65	$186	$347
Prior period development (PPD) - unfavorable (favorable) (2)	$(59)	$(60)	$(31)	$(58)	$(71)	$(119)	$(106)	$(195)
Loss and loss expense ratio excluding catastrophe losses and PPD (1) (2)	71.1%	69.3%	72.2%	77.6%	74.4%	70.3%	72.5%	74.1%

% Change versus prior year period
Net premiums written	7.2%	0.6%	6.9%	52.7%	20.7%	4.4%	6.6%	18.2%
Net premiums earned	3.0%	-4.4%	10.0%	59.2%	21.0%	-0.4%	9.4%	22.3%

Other ratios
Net premiums written/gross premiums written	65%	64%	68%	67%	64%	65%	65%	66%

(1)	See Non-GAAP Financial Measures.
(2)	For Q3 2011, favorable prior period development is net of $13 million of net earned premium adjustments on loss sensitive policies.

Insurance-North American	Page 6

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance - Overseas General

	2Q-12	1Q-12	4Q-11	3Q-11	2Q-11	YTD 2012	YTD 2011	Full Year 2011
Gross premiums written	$1,952	$1,984	$1,818	$1,843	$1,898	$3,936	$3,806	$7,467
Net premiums written	1,475	1,528	1,378	1,398	1,443	3,003	2,853	5,629
Net premiums earned	1,420	1,391	1,450	1,471	1,415	2,811	2,693	5,614
Losses and loss expenses	703	705	785	671	721	1,408	1,573	3,029
Policy acquisition costs	332	335	346	353	335	667	636	1,335
Administrative expenses	233	229	241	236	239	462	462	939

Underwriting income	152	122	78	211	120	274	22	311

Net investment income	128	131	140	138	137	259	268	546
Net realized gains (losses)	26	20	51	1	(10)	46	(19)	33
Interest expense	1	1	1	2	1	2	2	5
Other income (expense)	(6)	—	3	(10)	5	(6)	7	—
Income tax expense	51	38	52	56	39	89	56	164

Net income	248	234	219	282	212	482	220	721

Net realized gains (losses)	26	20	51	1	(10)	46	(19)	33
Net realized gains (losses) in other income (expense)	(3)	3	2	(10)	1	—	6	(2)
Tax expense (benefit) on net realized gains (losses)	7	3	3	1	—	10	(3)	1

Income excluding net realized gains (losses) (1)	$232	$214	$169	$292	$221	$446	$230	$691

Combined ratio
Loss and loss expense ratio	49.6%	50.7%	54.1%	45.6%	51.0%	50.1%	58.4%	54.0%
Policy acquisition cost ratio	23.4%	24.1%	23.8%	24.1%	23.6%	23.7%	23.6%	23.8%
Administrative expense ratio	16.3%	16.4%	16.6%	15.9%	17.0%	16.5%	17.2%	16.7%

Combined ratio	89.3%	91.2%	94.5%	85.6%	91.6%	90.3%	99.2%	94.5%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$—	$1	$17	$3	$—	$(60)	$(42)
Catastrophe losses	$5	$2	$98	$34	$10	$7	$197	$329
Prior period development (PPD) - unfavorable (favorable)	$(39)	$(22)	$(80)	$(126)	$(40)	$(61)	$(84)	$(290)
Loss and loss expense ratio excluding catastrophe losses and PPD (1)	51.9%	52.1%	53.0%	52.5%	53.2%	52.0%	53.1%	52.9%

% Change versus prior year period
Net premiums written as reported	2.2%	8.4%	3.9%	18.3%	12.6%	5.2%	6.4%	8.5%
Net premiums earned as reported	0.3%	8.8%	5.1%	13.3%	13.9%	4.4%	8.8%	9.0%
Net premiums written constant $	6.7%					8.3%
Net premiums earned constant $	5.5%					7.9%

Other ratios
Net premiums written/gross premiums written	76%	77%	76%	76%	76%	76%	75%	75%

(1)	See Non-GAAP Financial Measures.

Insurance-Overseas General	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Global Reinsurance

	2Q-12	1Q-12	4Q-11	3Q-11	2Q-11	YTD 2012	YTD 2011	Full Year 2011
Gross premiums written	$332	$279	$132	$254	$298	$611	$628	$1,014
Net premiums written	309	263	132	250	282	572	597	979
Net premiums earned	237	230	249	240	254	467	514	1,003
Losses and loss expenses	102	102	136	94	112	204	391	621
Policy acquisition costs	42	43	42	50	47	85	93	185
Administrative expenses	13	12	14	12	14	25	26	52

Underwriting income	80	73	57	84	81	153	4	145

Net investment income	70	71	74	70	71	141	143	287
Net realized gains (losses)	(17)	13	6	(29)	(14)	(4)	(27)	(50)
Interest expense	1	1	1	—	1	2	1	2
Other income (expense)	(3)	5	3	(7)	(1)	2	5	1
Income tax expense	—	6	5	7	8	6	18	30

Net income	129	155	134	111	128	284	106	351

Net realized gains (losses)	(17)	13	6	(29)	(14)	(4)	(27)	(50)
Net realized gains (losses) in other income (expense)	(3)	5	3	(6)	(2)	2	2	(1)
Tax expense (benefit) on net realized gains (losses)	—	—	—	(1)	—	—	—	(1)

Income excluding net realized gains (losses) (1)	$149	$137	$125	$145	$144	$286	$131	$401

Combined ratio
Loss and loss expense ratio	42.5%	44.4%	54.8%	39.2%	44.1%	43.5%	76.1%	62.0%
Policy acquisition cost ratio	17.8%	18.7%	17.0%	20.6%	18.5%	18.3%	18.1%	18.4%
Administrative expense ratio	5.8%	5.2%	5.3%	5.6%	5.3%	5.3%	4.9%	5.2%

Combined ratio	66.1%	68.3%	77.1%	65.4%	67.9%	67.1%	99.1%	85.6%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$—	$(1)	$2	$5	$—	$6	$7
Catastrophe losses	$1	$1	$15	$(6)	$22	$2	$174	$183
Prior period development (PPD) - unfavorable (favorable) (2)	$(15)	$(11)	$(12)	$(10)	$(35)	$(26)	$(49)	$(71)
Loss and loss expense ratio excluding catastrophe losses and PPD (1) (2)	48.3%	48.7%	53.2%	49.1%	50.1%	48.5%	52.2%	51.7%

% Change versus prior year period
Net premiums written as reported	9.4%	-16.5%	-7.7%	-8.1%	-2.4%	-4.2%	-9.5%	-8.9%
Net premiums earned as reported	-6.5%	-11.5%	-7.1%	-11.4%	-0.8%	-9.0%	-3.4%	-6.3%

Net premiums written constant $	9.9%					-3.6%
Net premiums earned constant $	-5.9%					-8.6%

Other ratios
Net premiums written/gross premiums written	93%	94%	100%	99%	95%	93%	95%	97%

(1)	See Non-GAAP Financial Measures.
(2)	For Q3 2011, favorable prior period development is net of $13 million of net earned premium adjustments on loss sensitive policies.

Global Reinsurance	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

	2Q-12	1Q-12	4Q-11	3Q-11	2Q-11	YTD 2012	YTD 2011	Full Year 2011
Gross premiums written	$513	$512	$520	$509	$513	$1,025	$961	$1,990
Net premiums written	486	488	496	488	493	974	929	1,913
Net premiums earned	474	473	470	480	484	947	909	1,859
Losses and loss expenses	151	148	154	142	159	299	297	593
Policy benefits (1)	102	147	119	83	108	249	199	401
(Gains) losses from fair value changes in separate account assets (1)	14	(18)	(3)	39	—	(4)	—	36
Policy acquisition costs	88	76	86	92	85	164	161	339
Administrative expenses	78	78	84	81	78	156	152	317
Net investment income	62	61	60	60	60	123	106	226

Life underwriting income (2)	103	103	90	103	114	206	206	399

Net realized gains (losses):
Mark-to-market on guaranteed living benefits derivative (net of related hedges)	(397)	197	(10)	(706)	(67)	(200)	(67)	(783)
Foreign exchange gains (losses) and all other	(24)	34	17	(26)	(1)	10	(14)	(23)
Interest expense	3	3	2	3	3	6	6	11
Other income (expense) (1)	(5)	(9)	1	(10)	(11)	(14)	(17)	(26)
Income tax expense	19	11	9	13	14	30	28	50

Net income (loss)	(345)	311	87	(655)	18	(34)	74	(494)

Net realized gains (losses)	(421)	231	7	(732)	(68)	(190)	(81)	(806)
Net realized gains (losses) in other income (expense)	2	(5)	1	(2)	(1)	(3)	—	(1)
Tax expense (benefit) on net realized gains (losses)	5	(1)	—	1	1	4	1	2

Income excluding net realized gains (losses) (3)	$79	$84	$79	$80	$88	$163	$156	$315

% Change versus prior year period
Net premiums written as reported	-1.2%	11.9%	14.5%	23.1%	19.7%	4.8%	13.8%	16.2%
Net premiums earned as reported	-1.9%	11.3%	13.7%	17.5%	18.5%	4.2%	12.5%	14.1%

Net premiums written constant $	0.5%					6.1%
Net premiums earned constant $	-0.3%					5.4%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP are reclassified from Other income (expense) for purposes of presenting Life underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life business based on Life underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.
(3)	See Non-GAAP Financial Measures.

Life	Page 9

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars, except ratios) (Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2010	$37,391	$12,149	$25,242
Losses and loss expenses incurred	3,820	1,557	2,263
Losses and loss expenses paid	(2,847)	(884)	(1,963)	87%
Other (incl. foreign exch. revaluation)	479	161	318

Balance at March 31, 2011	$38,843	$12,983	$25,860
Losses and loss expenses incurred	2,752	526	2,226
Losses and loss expenses paid	(2,730)	(872)	(1,858)	83%
Other (incl. foreign exch. revaluation)	86	30	56

Balance at June 30, 2011	$38,951	$12,667	$26,284
Losses and loss expenses incurred	3,207	462	2,745
Losses and loss expenses paid	(3,366)	(992)	(2,374)	86%
Other (incl. foreign exch. revaluation)	(316)	(95)	(221)

Balance at September 30, 2011	$38,476	$12,042	$26,434
Losses and loss expenses incurred	3,066	780	2,286
Losses and loss expenses paid	(3,837)	(1,166)	(2,671)	117%
Other (incl. foreign exch. revaluation)	(228)	(54)	(174)

Balance at December 31, 2011	$37,477	$11,602	$25,875
Losses and loss expenses incurred	2,361	557	1,804
Losses and loss expenses paid	(2,876)	(931)	(1,945)	108%
Other (incl. foreign exch. revaluation)	285	90	195

Balance at March 31, 2012	$37,247	$11,318	$25,929
Losses and loss expenses incurred	2,851	732	2,119
Losses and loss expenses paid	(2,916)	(893)	(2,023)	95%
Other (incl. foreign exch. revaluation)	(332)	(171)	(161)

Balance at June 30, 2012	$36,850	$10,986	$25,864

Add net recoverable on paid losses	—	766	(766)

Balance including net recoverable on paid losses	$36,850	$11,752	$25,098

Loss Reserve Rollforward	Page 10

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	June 30	March 31	December 31
	2012	2012	2011
Reinsurance recoverable on paid losses and loss expenses
Active operations	$584	$573	$629
Brandywine	248	234	232
Other Run-off	38	42	41

Total	$870	$849	$902

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,500	$9,605	$9,805
Brandywine	1,510	1,721	1,775
Other Run-off	343	362	386

Total	$11,353	$11,688	$11,966

Gross reinsurance recoverable
Active operations	$10,084	$10,178	$10,434
Brandywine	1,758	1,955	2,007
Other Run-off	381	404	427

Total	$12,223	$12,537	$12,868

Provision for uncollectible reinsurance (1)
Active operations	$(294)	$(300)	$(299)
Brandywine	(158)	(161)	(160)
Other Run-off	(19)	(19)	(20)

Total	$(471)	$(480)	$(479)

Net reinsurance recoverable
Active operations	$9,790	$9,878	$10,135
Brandywine	1,600	1,794	1,847
Other Run-off	362	385	407

Total	$11,752	$12,057	$12,389

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance recoverables, net of approximately $2.8 billion of collateral.

Reinsurance Recoverable	Page 11

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	June 30		March 31		December 31
	2012		2012		2011
Market Value
Fixed maturities available for sale	$44,386		$43,468		$41,967
Fixed maturities held to maturity	8,062		8,348		8,605
Short-term investments	2,260		2,099		2,301

Total	$54,708		$53,915		$52,873

Asset Allocation by Market Value
Treasury	$2,614	5%	$2,451	5%	$2,361	5%
Agency	1,816	3%	1,811	3%	1,725	3%
Corporate and asset-backed	17,581	32%	17,618	33%	17,030	32%
Mortgage-backed	12,725	23%	12,800	24%	13,237	25%
Municipal (1)	3,495	7%	3,295	6%	2,888	6%
Non-U.S.	14,217	26%	13,841	26%	13,331	25%
Short-term investments	2,260	4%	2,099	3%	2,301	4%

Total	$54,708	100%	$53,915	100%	$52,873	100%

Note: Insured municipal bonds represent $691 million, or 20% of our municipal bond holdings.

Credit Quality by Market Value
AAA	$9,132	17%	$9,115	17%	$9,284	18%
AA	20,931	38%	20,665	38%	20,562	39%
A	10,400	19%	10,523	20%	10,106	19%
BBB	6,243	11%	6,244	12%	6,152	12%
BB	4,298	8%	4,009	7%	3,755	7%
B	3,217	6%	2,828	5%	2,428	4%
Other	487	1%	531	1%	586	1%

Total	$54,708	100%	$53,915	100%	$52,873	100%

Cost/Amortized Cost
Fixed maturities available for sale	$42,316		$41,661		$40,450
Fixed maturities held to maturity	7,782		8,117		8,447
Short-term investments	2,260		2,099		2,301

Subtotal	52,358		51,877		51,198
Equity securities	724		662		671
Other investments	2,297		2,221		2,112

Total	$55,379		$54,760		$53,981

Avg. duration of fixed maturities	3.8 years		3.9 years		3.7 years
Avg. market yield of fixed maturities (2)	2.8%		3.0%		3.1%
Avg. credit quality (3)	A/Aa		A/Aa		A/Aa
Avg. yield on invested assets (4)	3.9%		4.0%		4.2%

(1)	The rating of the municipal portfolio is AA with 12% of our holdings pre-funded with AA/Aaa Federal securities. The portfolio is highly diversified predominantly in State general obligation bonds and essential service revenue bonds, including education and utilities (water, power, and sewers).
(2)	Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.
(3)	We use a split rating due to S&P's downgrade of U.S. Treasury and Agency securities.
(4)	Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Investments	Page 12

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at June 30, 2012
Agency residential mortgage-backed (RMBS)	$—	$10,942	$—	$—	$—	$10,942
Non-agency RMBS	145	6	24	10	399	584
Commercial mortgage-backed	1,164	18	10	7	—	1,199

Total mortgage-backed securities at market value	$1,309	$10,966	$34	$17	$399	$12,725

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Amortized Cost at June 30, 2012
Agency RMBS	$—	$10,480	$—	$—	$—	$10,480
Non-agency RMBS	145	6	24	11	476	662
Commercial mortgage-backed	1,090	16	9	6	—	1,121

Total mortgage-backed securities at amortized cost	$1,235	$10,502	$33	$17	$476	$12,263

Mortgage-backed securities total $12.7 billion, are rated predominantly AA and comprise 23% of the fixed income portfolio. This compares to a 32% mortgage-backed weighting in representative indices of the U.S. fixed income market. The minimum rating for initial purchases of mortgage-backed securities is AA for agency mortgages and AAA for non-agency mortgages.

Securities issued by Federal agencies with implied or explicit government guarantees total $10.9 billion and represent 95% of the residential mortgage-backed portfolio.

Non-agency residential mortgage-backed securities are backed by prime collateral, and broadly diversified in over 47,000 loans. The portfolio’s original loan-to-value ratio is approximately 67% with an average FICO score of 730. With this conservative loan-to-value ratio and subordinated collateral of 5%, the cumulative 5-year foreclosure rate would have to rise to 15% before principal is significantly impaired. The foreclosure rate of ACE's non-agency RMBS portfolio at June 30, 2012 was 8%.

Commercial mortgage-backed securities of $1.2 billion are rated predominantly AAA, broadly diversified with over 13,000 loans and seasoned with 47% of the portfolio issued before 2006 and 38% of the portfolio issued after 2009. The average loan-to-value ratio is approximately 64% with a debt service coverage ratio in excess of 1.9 and weighted average subordinated collateral of 30%. The cumulative foreclosure rate would have to rise to 42% before principal is impaired. The foreclosure rate of ACE's commercial mortgage-backed securities portfolio at June 30, 2012 was about 2.3%.

Investments 2	Page 13

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at June 30, 2012

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Asset-backed	$231	$86	$1	$—	$318
Banks	—	21	2,142	355	2,518
Basic Materials	—	—	105	224	329
Communications	—	—	600	740	1,340
Consumer, Cyclical	—	91	273	234	598
Consumer, Non-Cyclical	59	495	798	540	1,892
Diversified Financial Services	—	68	229	118	415
Energy	79	14	208	602	903
Industrial	—	400	323	138	861
Utilities	—	14	488	526	1,028
All Others	47	195	365	483	1,090

Total	$416	$1,384	$5,532	$3,960	$11,292

U.S. Investment Grade Corporate Fixed Income Portfolio

The average credit quality of ACE's US investment grade bond portfolio is high at A.

ACE prohibits investments in complex structured securities (e.g., CDOs, CLOs) and over-the-counter derivatives and does not permit the use of portfolio leverage.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Market Value at June 30, 2012

	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total
Asset-backed	$4	$5	$4	$13
Banks	1	9	—	10
Basic Materials	213	126	4	343
Communications	435	522	9	966
Consumer, Cyclical	439	448	25	912
Consumer, Non-Cyclical	729	617	7	1,353
Diversified Financial Services	54	81	6	141
Energy	738	326	15	1,079
Industrial	378	316	8	702
Utilities	272	51	10	333
All Others	197	236	4	437

Total	$3,460	$2,737	$92	$6,289

U.S. Below Investment Grade Corporate Fixed Income Portfolio

ACE manages high yield bonds as a distinct and separate asset class from investment grade bonds. ACE’s allocation to high yield bonds is explicitly set by internal management and is targeted to securities in the upper tier of credit quality (BB/B). Our minimum rating for initial purchase is BB/B.

Six external investment managers are responsible for high yield security selection and portfolio construction.

ACE’s high yield managers have a conservative approach to credit selection and very low historical default experience.

Securities holdings are highly diversified across industries and are subject to a 1.5% issuer limit as a percentage of high yield allocation. The portfolio comprises over 750 issuers with our largest current issuer exposure at $95 million. ACE monitors position limits on a daily basis through an internal compliance system.

Derivative and structured securities (e.g., credit default swaps, CLOs) are not permitted in high yield portfolios.

Investments 3	Page 14

ACE Limited Investment Portfolio - 4 (in millions of U.S. dollars) (Unaudited)

Non-U.S. Fixed Income Portfolio

June 30, 2012

	Market Value by S&P Credit Rating						Amortized Cost
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$1,191	$—	$—	$—	$—	$1,191	$1,152
Canada	939	—	—	—	—	939	906
Republic of Korea	—	—	488	—	—	488	456
Germany	409	—	—	—	—	409	401
Japan	—	378	—	—	—	378	376
Province of Ontario	—	230	—	—	—	230	219
Federative Republic of Brazil	—	—	—	201	—	201	196
Kingdom of Thailand	—	—	140	20	—	160	156
Province of Quebec	—	—	157	—	—	157	146
Commonwealth of Australia	149	1	—	—	—	150	134
France	—	134	—	—	—	134	130
State of Queensland	75	57	—	—	—	132	123
Swiss Confederation	128	—	—	—	—	128	121
People’s Republic of China	70	50	—	—	—	120	117
Federation of Malaysia	—	—	117	—	—	117	116
United Mexican States	—	—	35	70	—	105	98
State of New South Wales	77	—	—	—	—	77	72
Taiwan	—	76	—	—	—	76	75
State of Victoria	60	—	—	—	—	60	56
Socialist Republic of Vietnam	—	—	—	—	54	54	50
Republic of Indonesia	—	—	—	—	50	50	49
Russian Federation	—	—	—	47	—	47	47
Republic of Colombia	—	—	—	40	—	40	39
Republic of Austria	—	40	—	—	—	40	39
Dominion of New Zealand	—	39	—	—	—	39	38
Other Non-U.S. Government	241	211	96	60	126	734	707

Non-U.S. Government Securities	$3,339	$1,216	$1,033	$438	$230	$6,256	$6,019
Eurozone Non-U.S. Corporate (1)	640	334	507	477	411	2,369	2,304
Other Non-U.S. Corporate	767	591	2,339	1,284	611	5,592	5,344

	$4,746	$2,141	$3,879	$2,199	$1,252	$14,217	$13,667

(1)	Excludes United Kingdom

Non-U.S. Fixed Income Portfolio

ACE’s non-U.S. investment grade fixed income portfolios are currency-matched with the insurance liabilities of ACE’s non-U.S. operations.

78% of ACE’s non-U.S. fixed income portfolios are denominated in G7 currencies.

Average credit quality of non-U.S. fixed income securities is very high at A and 54% of holdings are rated AAA or guaranteed by governments or quasi-government agencies.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 4	Page 15

ACE Limited Investment Portfolio - 5 (in millions of U.S. dollars) (Unaudited)

Eurozone Non-U.S. Fixed Income Portfolio (Excluding United Kingdom)

June 30, 2012

	Market Value by Industry					Amortized Cost
	Bank	Financial	Industrial	Utility	Total
Netherlands	$225	$133	$320	$124	$802	$770
France	98	37	115	146	396	392
Germany	284	2	76	7	369	356
Luxembourg	11	2	243	95	351	347
Euro Supranational	197	—	—	—	197	189
Ireland	12	1	87	17	117	110
Spain	10	4	18	5	37	42
Italy	25	—	6	3	34	32
Austria	20	—	7	1	28	27
Finland	13	1	8	2	24	26
Belgium	—	—	12	1	13	12
Portugal	—	—	1	—	1	1

Eurozone Non-U.S. Corporate Securities	$895	$180	$893	$401	$2,369	$2,304

Note: ACE has no investments in Greece

Top 10 Exposures - Eurozone Banks (Excluding United Kingdom)

June 30, 2012	Market Value	Amortized Cost	Rating
European Investment Bank	$166	$160	AAA
KFW	156	150	AAA
Rabobank Nederland NV	109	104	AA
Deutsche Bank AG	46	45	A+
Bank Nederlandse Gemeenten	41	40	AAA
ABN AMRO Group NV	32	30	A+
Nederlandse Waterschapsbank NV	28	27	AAA
Credit Agricole Groupe	27	27	A
BNP Paribas SA	25	24	AA-
Erste Abwicklungsanstalt	23	23	AA-

Top 10 Exposures - Eurozone Corporate (Excluding United Kingdom)

June 30, 2012	Market Value	Amortized Cost	Rating
EDF SA	$79	$79	A+
ING Groep NV	77	78	A
Intelsat SA	73	71	B
Deutsche Telekom AG	69	63	BBB+
Royal Dutch Shell PLC	64	59	AA
LyondellBasell Industries NV	55	51	BB+
France Telecom SA	41	39	A-
Gazprom OAO	40	38	BBB
General Electric Co	38	35	AA+
Liberty Global Inc	38	35	B+

Investments 5	Page 16

ACE Limited Investment Portfolio - 6 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 25 Exposures - Fixed Maturity Investments

June 30, 2012	Market Value	Rating
1 General Electric Co	$430	AA+
2 JP Morgan Chase & Co	426	A
3 Citigroup Inc	350	A-
4 Bank of America Corp	314	A-
5 The Goldman Sachs Group Inc	307	A-
6 Verizon Communications Inc	278	A-
7 Morgan Stanley	267	A-
8 AT&T INC	223	A-
9 Wells Fargo & Co	203	A+
10 HSBC Holdings Plc	197	A+
11 Comcast Corp	164	BBB+
12 Kraft Foods Inc	164	BBB
13 Lloyds Banking Group Plc	162	A-
14 Royal Bank of Scotland Group Plc	156	A-
15 Time Warner Cable Inc	138	BBB
16 Barclays Plc	136	A
17 ConocoPhillips	127	A
18 BP Plc	123	A
19 Pfizer Inc	121	AA
20 UBS AG	121	A
21 American Express Co	120	BBB+
22 Credit Suisse Group	116	A
23 Anheuser-Busch InBev NV	111	A
24 Rabobank Nederland NV	109	AA
25 Enterprise Products Partners LP	105	BBB

Investments 6	Page 17

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended June 30, 2012			Six months ended June 30, 2012
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$68	$251	$319	$102	$494	$596
Fixed income derivatives	(49)	—	(49)	(7)	—	(7)

Total fixed maturities	19	251	270	95	494	589

Public equity	(5)	(9)	(14)	(4)	29	25
Private equity	(6)	16	10	17	23	40

Total equity	(11)	7	(4)	13	52	65

Mark-to-market gains (losses) from derivative transactions (2)	(396)	—	(396)	(204)	—	(204)
Foreign exchange gains (losses) (2)	(9)	—	(9)	(14)	—	(14)
Other	3	(3)	—	1	1	2
Partially-owned entities (3)	1	—	1	(6)	—	(6)
Income tax expense	22	47	69	28	96	124

Net gains	$(415)	$208	$(207)	$(143)	$451	$308

(1)	Other-than-temporary impairments for the quarter includes $1 million for fixed maturities, $5 million for private equity, and $4 million for public equity. Year to date other-than-temporary impairments includes $8 million for fixed maturities, $7 million for private equity, and $5 million for public equity.
(2)	Includes $397 million of realized losses from variable annuity reinsurance for the quarter which includes $467 million in mark-to-market losses from derivative transactions, net of $70 million of gains on applicable hedges. The variable annuity reinsurance foreign exchange losses for the quarter were $29 million. For the year, the $200 million of realized losses from variable annuity reinsurance includes $39 million in mark-to-market losses from derivative transactions and $161 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange gains for the year were $6 million.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee's shares. The net income or loss is included in other income (expense).

	Three months ended June 30, 2011			Six months ended June 30, 2011
	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$74	$202	$276	$123	$163	$286
Fixed income derivatives	(48)	—	(48)	(68)	—	(68)

Total fixed maturities	26	202	228	55	163	218

Public Equity	4	6	10	11	8	19
Private equity	(3)	12	9	30	56	86

Total equity	1	18	19	41	64	105

Mark-to-market gains (losses) from derivative transactions (5)	(69)	—	(69)	(70)	—	(70)
Foreign exchange gains (losses) (5)	(30)	—	(30)	(109)	—	(109)
Other	(1)	3	2	(2)	6	4
Partially-owned entities (6)	2	2	4	3	2	5
Income tax expense	8	74	82	6	60	66

Net gains (losses)	$(79)	$151	$72	$(88)	$175	$87

(4)	Other-than-temporary impairments for the quarter of $8 million include $5 million for fixed maturities and $3 million for other investments. Year to date other-than-temporary impairments of $12 million include $9 million for fixed maturities, and $3 million for private equity.
(5)	Includes $67 million of realized losses from variable annuity reinsurance for the quarter which includes $70 million in mark-to-market losses from derivative transactions, net of $3 million of gains on applicable hedges. The variable annuity reinsurance foreign exchange losses for the quarter were $5 million. For the year, the $67 million of realized losses from variable annuity reinsurance includes $1 million in mark-to-market gains from derivative transactions and $68 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange losses for the year were $18 million.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee's shares. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 18

ACE Limited Capital Structure (in millions of U.S. dollars, except ratios) (Unaudited)

	June 30	March 31	December 31	December 31
	2012	2012	2011	2010
Total short-term debt (1)	$1,401	$1,531	$1,251	$1,300
Total long-term debt	3,360	3,360	3,360	3,358

Total debt	$4,761	$4,891	$4,611	$4,658

Total trust preferred securities	$309	$309	$309	$309

Total shareholders' equity	$25,762	$25,431	$24,332	$22,835

Total capitalization	$30,832	$30,631	$29,252	$27,802
Tangible capital (2)	$26,006	$25,771	$24,453	$23,138

Leverage ratios
Debt/ total capitalization	15.4%	16.0%	15.8%	16.8%
Debt plus trust preferred securities/ total capitalization	16.4%	17.0%	16.8%	17.9%
Debt/ tangible capital	18.3%	19.0%	18.9%	20.1%
Debt plus trust preferred securities/ tangible capital	19.5%	20.2%	20.1%	21.5%

Note: As of June 30, 2012, there was $1.5 billion usage of credit facilities on a total commitment of $2.4 billion.

(1)	Repurchase agreements in the amount of $850 million matured during the quarter, and there were new repurchase agreements in the amount of $850 million.
(2)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 19

Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended June 30		Six months ended June 30
	2012	2011	2012	2011
Numerator
Income to common shares, excl. net realized gains (losses) (1)	$743	$673	$1,444	$932
Net realized gains (losses), net of income tax	(415)	(79)	(143)	(88)

Net income	$328	$594	$1,301	$844

Rollforward of Common Shares Outstanding
Shares - beginning of period	338,653,382	337,173,864	336,927,276	334,942,852
Repurchase of shares	—	—	(100,000)	—
Shares issued, excluding option exercises	87,454	39,662	1,124,163	1,396,408
Issued for option exercises	320,049	698,798	1,109,446	1,573,064

Shares - end of period	339,060,885	337,912,324	339,060,885	337,912,324

Denominator
Weighted average shares outstanding	339,766,067	338,920,580	339,164,449	338,021,487
Effect of other dilutive securities	2,907,971	2,768,388	3,006,950	2,596,909

Adj. wtd. avg. shares outstanding and assumed conversions	342,674,038	341,688,968	342,171,399	340,618,396

Basic earnings per share
Income excluding net realized gains (losses) (1)	$2.18	$1.98	$4.25	$2.76
Net realized gains (losses), net of income tax	(1.22)	(0.23)	(0.42)	(0.26)

Net income	$0.96	$1.75	$3.83	$2.50

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$2.17	$1.97	$4.22	$2.74
Net realized gains (losses), net of income tax	(1.21)	(0.23)	(0.42)	(0.26)

Net income	$0.96	$1.74	$3.80	$2.48

(1)	See Non-GAAP Financial Measures.

Earnings per share	Page 20

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP). A reconciliation of book value per common share is provided on page 23.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses). Life underwriting income includes net investment income and gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

Loss and loss expense ratio excluding the impact of catastrophe losses and prior period development (PPD) is a non-GAAP financial measure. The loss ratio numerator includes Losses and loss expenses adjusted to exclude catastrophe losses and PPD. The loss ratio denominator includes Net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating this ratio. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

Annualized ROE calculated using income excluding net realized gains (losses) is a non-GAAP financial measure. The ROE numerator includes income adjusted to exclude net realized gains (losses), net of tax. The ROE denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate, multiply by four. Annualized ROE calculated using income excluding realized gains (losses), net of tax, is a useful measure as it enhances the understanding of the return on shareholders' equity by highlighting the underlying profitability relative to shareholders' equity excluding the effect of unrealized gains and losses on our investments.

Income excluding net realized gains (losses), net of tax, is a common performance measurement for insurance companies and non-GAAP measure. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

The following table presents the reconciliation of Net income to Income excluding net realized gains (losses):

						YTD	YTD	Full Year
	2Q-12	1Q-12	4Q-11	3Q-11	2Q-11	2012	2011	2011
Net income (loss), as reported	$328	$973	$735	$(39)	$594	$1,301	$844	$1,540
Net realized gains (losses)	(394)	260	83	(760)	(73)	(134)	(118)	(795)
Net realized gains (losses) in other income (expense) (1)	1	18	16	(28)	2	19	36	24
Income tax expense on net realized gains (losses)	22	6	12	2	8	28	6	20

Income excluding net realized gains (losses)	$743	$701	$648	$751	$673	$1,444	$932	$2,331

(1)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee's shares. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP	Page 21

ACE Limited Non-GAAP Financial Measures - 2 (in millions of U.S. dollars, except ratios) (Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following table presents the reconciliation of effective tax rate to the effective tax rate on income excluding net realized gains (losses):

						YTD	YTD	Full Year
	2Q-12	1Q-12	4Q-11	3Q-11	2Q-11	2012	2011	2011
Tax expense, as reported	$148	$110	$120	$165	$121	$258	$217	$502
Tax expense on net realized gains (losses)	22	6	12	2	8	28	6	20

Tax expense, adjusted	$126	$104	$108	$163	$113	$230	$211	$482

Income before tax, as reported	$476	$1,083	$855	$126	$715	$1,559	$1,061	$2,042
Less: realized gains (losses)	(394)	260	83	(760)	(73)	(134)	(118)	(795)
Less: realized gains (losses) in other income (expense)	1	18	16	(28)	2	19	36	24

Income excluding net realized gains (losses) before tax	$869	$805	$756	$914	$786	$1,674	$1,143	$2,813

Effective tax rate	31.0%	10.2%	14.1%	131.9%	16.9%	16.6%	20.4%	24.6%
Adjustment for tax impact of net realized gains (losses)	-16.4%	2.8%	0.3%	-114.2%	-2.5%	-2.8%	-2.0%	-7.5%

Effective tax rate on income excluding net realized gains (losses)	14.6%	13.0%	14.4%	17.7%	14.4%	13.8%	18.4%	17.1%

The following table presents the reconciliation of annualized ROE calculated using net income to annualized ROE calculated using income excluding net realized gains (losses):

			YTD	YTD	Full Year
	2Q-12	2Q-11	2012	2011	2011
Net income	$328	$594	$1,301	$844	$1,540
Income excluding net realized gains (losses)	$743	$673	$1,444	$932	$2,331
Equity - beginning of period, as reported	$25,431	$23,228	$24,332	$22,835	$22,835
Less: unrealized gains (losses) on investments, net of deferred tax	1,958	1,423	1,715	1,399	1,399

Equity - beginning of period, as adjusted	$23,473	$21,805	$22,617	$21,436	$21,436

Equity - end of period, as reported	$25,762	$23,952	$25,762	$23,952	$24,332
Less: unrealized gains (losses) on investments, net of deferred tax	2,166	1,574	2,166	$1,574	1,715

Equity - end of period, as adjusted	$23,596	$22,378	$23,596	$22,378	$22,617

Average equity, as reported	$25,597	$23,590	$25,047	$23,394	$23,584
Average equity, as adjusted	$23,535	$22,092	$23,107	$21,907	$22,027
Annualized ROE calculated using income excluding net realized gains (losses)	12.6%	12.2%	12.5%	8.5%	10.6%
Annualized ROE calculated using net income	5.1%	10.1%	10.4%	7.2%	6.5%

Reconciliation Non-GAAP 2	Page 22

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	June 30	March 31	December 31	June 30
	2012	2012	2011	2011
Shareholders’ equity	$25,762	$25,431	$24,332	$23,952
Less: goodwill and other intangible assets	4,826	4,860	4,799	4,826

Numerator for tangible book value per share	$20,936	$20,571	$19,533	$19,126

Book value - % change over prior quarter (1)	1.3%	4.5%	3.2%	3.1%
Tangible book value - % change over prior quarter (1)	1.8%	5.3%	3.9%	3.2%
Denominator	339,060,885	338,653,382	336,927,276	337,912,324

Book value per common share	$75.98	$75.09	$72.22	$70.88
Tangible book value per common share	$61.75	$60.74	$57.97	$56.60

Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$25,431	$24,332	$23,581	$23,228
Income excluding net realized gains (losses)	743	701	648	673
Net realized gains (losses), net of tax	(415)	272	87	(79)
Net unrealized gains (losses), net of tax	208	243	189	151
Repurchase of shares	—	(7)	(32)	—
Dividend declared on common shares	(168)	(200)	(118)	(119)
Cumulative translation, net of tax	(79)	56	(123)	56
Pension liability	—	(1)	6	—
Other (2)	42	35	94	42

	$25,762	$25,431	$24,332	$23,952

(1)	At June 30, 2012, book value increased 5.9% and tangible book value increased 7.2% from December 31, 2011.
(2)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 23

ACE Limited Glossary

ACE Limited Consolidated comprises all segments including Corporate and Other.

Annualized return on equity calculated using income excluding net realized gains (losses): Income excluding net realized gains (losses), net of tax, divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, acquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Effective tax rate on income excluding net realized gains (losses): Income tax expense excluding tax expense (benefit) on net realized gains (losses) divided by income excluding net realized gains (losses) before tax.

G7: A group of seven industrialized nations including Canada, France, Germany, Italy, Japan, United Kingdom, and the United States.

Life underwriting income: Net premiums earned and net investment income less policy benefits, acquisition costs, and administrative expenses. In addition, Life underwriting income includes gains/losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

NM: Not meaningful.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Glossary	Page 24